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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                (AMENDMENT NO. 1)



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    December 28, 1998




                               DEXTER CORPORATION
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             (Exact name of Registrant as specified in its charter)



         CONNECTICUT                  1-5542                      06-0321410
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(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


ONE ELM STREET,  WINDSOR LOCKS,  CONNECTICUT                       06096
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(Address of principal executive offices)                         (Zip code)



Registrant's telephone number, including area code:  (860) 292-7675


N/A
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(Former name, former address and former fiscal year, if changed since last report.)
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                                 AMENDMENT NO. 1




The Registrant hereby amends its Current Report on Form 8-K, filed January 12, 1999, by inclusion herein of the following financial statements which were unavailable at the time such Current Report on Form 8-K was filed. As per Form 8-K filed on January 12, 1999, the Registrant originally intended to file audited financial statements for the year ended December 31, 1997 and unaudited interim financial statements for the period ending September 30, 1998 for Life Technologies, Inc. (herinafter referred to as "LTI"). In addition, the Registrant intended to file pro forma financial statements for the periods ending December 31, 1997 and September 30, 1998.

Subsequent to the Form 8-K filing, the Registrant and LTI have each filed their respective Forms 10-K for the year ending December 31, 1998, and, therefore, this Form 8-K/A includes the most recent financial information as of December 31, 1998 in lieu of December 31, 1997 and September 30, 1998.



ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS



(a)      Financial Statements of Business Acquired

The audited financial statements for Life Technologies, Inc., (file no. 0-14991) have been filed on Form 10-K on March 9, 1999, for the fiscal year ended December 31, 1998, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 and are incorporated herein by reference.

The audited financial statements of LTI should be read in conjunction with the related notes to these financial statements filed on Form 10-K for the fiscal year ended December 31, 1998.



(b)      Pro Forma Financial Information

The Consolidated Financial Statements of Dexter Corporation (file no. 1-5542) for the year ended December 31, 1998 have been filed on Form 10-K on March 9, 1999, pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, and are incorporated herein by reference.



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(b) Pro Forma Financial Information - continued


Dexter Corporation's financial statements for the year ended December 31, 1998, include the purchase acquisition of the additional 22% ownership of LTI which occurred on December 28, 1998. As a result of the acquisition of these shares, Dexter owns an aggregate of approximately 17.8 million shares or approximately 71% of the total number of issued and outstanding shares.

The following unaudited pro forma condensed consolidated income statement is filed with this report to reflect the income statement impact of the acquisition as if it occurred on January 1, 1998:

  Dexter Corporation Pro Forma Condensed Consolidated Statement of Income for the Twelve Months Ended December 31, 1998 (included as exhibit 99).

This unaudited pro forma financial statement should be read in conjunction with the historical financial statements and related notes of the Registrant filed on Form 10-K for the fiscal year ended December 31, 1998.


(c) Exhibits

No.                                         Description
---                                         -----------

Exhibit 23                  Consent of Independent Public Accountants


Exhibit 23(a)               Consent of Independent Public Accountants


Exhibit 99                  Dexter Corporation Pro Forma Condensed Consolidated
                            Statement of Income for the Twelve Months Ended
                            December 31, 1998 (unaudited)



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            DEXTER CORPORATION
                                            (Registrant)


         March 11, 1999                     /s/ Kathleen Burdett
Date...........................              ..............................
                                             Kathleen Burdett
                                             Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)
                                             (Principal Accounting Officer)


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                                  EXHIBIT INDEX



Exhibit No.                         Description                                                  Page
-----------                         -----------                                                  ----

Exhibit 23                     Consent of Independent Public Accountants                          6


Exhibit 23(a)                  Consent of Independent Public Accountants                          7


Exhibit 99                     Dexter Corporation Pro Forma Condensed                         8 - 9
                               Consolidated Statement of Income for the
                               Twelve Months Ended December 31, 1998
                               (unaudited)



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